UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2012 (December 14, 2012)

American Realty Capital Trust III, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54690	27-3715929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) (212) 415-6500 Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 17, 2012, American Realty Capital Properties, Inc. ARCP hosted a conference call discussing ARCP’s entry into an Agreement and Plan of Merger (the “Merger Agreement”) with American Realty Capital Trust III, Inc., a Maryland corporation (the “Company”), Tiger Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of ARCP (“Merger Sub”), and the other parties named therein. The Merger Agreement provides for, among other things, the merger of the Company with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of ARCP.

A copy of the transcript of the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such transcript shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and ARCP expect to prepare and file with the SEC a joint proxy statement and ARCP expects to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to ARCP’s proposed acquisition of the Company. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and ARCP with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://www.arct-3.com, and copies of the documents filed by ARCP with the SEC are available free of charge on ARCP’s website at http://www.americanrealtycapitalproperties.com.

The Company, ARCP, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and ARCP’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 25, 2012, as modified by the Company’s current report on Form 8-K filed with the SEC on July 13, 2012. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on May 4, 2012, as modified by ARCP’s current report on Form 8-K filed with the SEC on October 17, 2012. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or ARCP’s, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and ARCP’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Merger Agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals for the transaction and the approval by the Company’s stockholders of the Merger and the approval by ARCP’s stockholders of the issuance of Company Common Stock in connection with the Merger; market volatility; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in the Company’s and ARCP’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company and ACRP disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 8.01 Other Events.

The Company previously announced that, on December 14, 2012, the Board of Directors of the Company (the “Board”), including all of the independent directors, voted to suspend the Company’s Amended and Restated Distribution Reinvestment and Direct Stock Purchase Plan (“DRIP”) and to terminate the direct stock purchase component of the DRIP, in each case, in accordance with the terms of the DRIP.

The Company previously announced that distributions would be paid in cash beginning with distributions authorized for December 2012, which are payable in January 2013. However, this was a misstatement in that the Board approved suspension of the DRIP and the payment of all distributions in cash beginning with the distributions authorized for January 2013, which will be payable in February 2013, and not beginning with respect to the December 2012 distributions. As a result, beginning with the distributions authorized by the Board for January 2013, which are payable in February 2013, and continuing until such time as the Board may vote to resume the DRIP, all distributions authorized by the Board will be paid to the stockholders of the Company in cash. All other previously announced changes to the DRIP remain the same.

 Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
99.1	Transcript of Conference Call of American Realty Capital Properties, Inc. held on December 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST III, INC.

Date: December 18, 2012	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors